Commitments and Contingencies	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies [Abstract]
Commitments and Contingencies
10.	Commitments and Contingencies:

Contingencies
Various claims, lawsuits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels.  On March 6, 2024, Sphinx Investment Corp., a purported shareholder of the Company, submitted a complaint in the High Court of the Republic of the Marshall Islands naming the Company and the members of its board of directors as defendants. The complaint alleges, among other things, violations of fiduciary duties in connection with the issuance of the Series B Preferred Shares in December 2021. On April 26, 2024, the defendants filed a motion to dismiss the lawsuit. Briefing on such motion concluded on July 2, 2024. The Company, although it cannot predict the outcome, believes it has substantial defenses and intends to vigorously defend against the lawsuit. As of June 30, 2024, management is not aware of any material claims or contingent liabilities, which have not been disclosed, or for which a provision has not been established in the accompanying unaudited interim condensed consolidated financial statements.
The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities that should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company is covered for liabilities associated with the individual vessels’ actions to the maximum limits as provided by Protection and Indemnity (P&I) Clubs, members of the International Group of P&I Clubs.

Commitments

The Company operates certain of its vessels under lease agreements. Time charters typically may provide for charterers’ options to extend the lease terms and termination clauses. The Company’s time charters range from 11 to 60 months and extension periods vary from 7 to 26 months. In addition, the time charters contain termination clauses which protect either the Company or the charterers from material adverse events. Variable lease payments in the Company’s time charters vary based on changes on freight market index. The Company has the option to convert some of these variable lease payments to fixed based on the prevailing Capesize forward freight agreement rates.
The following table sets forth the Company’s future minimum contractual charter revenue based on vessels committed to non-cancelable time charter contracts as at June 30, 2024. For index-linked time charter contracts the calculation was made using the initial charter rates   (these amounts do not include any assumed off-hire).

Twelve month periods ending June 30,	Amount
2025	110,375
2026	28,253
Total	138,628

The office rent expense for the periods ended June 30, 2024 and 2023 was $82 and $83, respectively.

The following table sets forth the Company’s undiscounted office rental obligations as at June 30, 2024:

Twelve month periods ending June 30,	Amount
2025	128
2026	128
2027	128
2028	96
Thereafter	-
Total	480
Less: imputed interest	(139)
Present value of lease liabilities	341

Operating lease liability, current	99
Operating lease liability, non-current	242
Present value of lease liabilities	341